Equity Method Investments And Variable Interest Entities	12 Months Ended
Dec. 31, 2017
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments And Variable Interest Entities
Equity Method Investments and Variable Interest Entities

We conduct some of our operations through joint ventures which operate as partnerships, corporations, undivided interests and other business forms and are principally accounted for using the equity method of accounting. Additionally, the majority of our joint ventures are VIEs.

The following table presents a rollforward of our equity in and advances to unconsolidated affiliates:

Dollars in millions	2017	2016
Balance at January 1,	$369	$281
Equity in earnings of unconsolidated affiliates	72	91
Distributions of earnings of unconsolidated affiliates (a)	(62)	(56)
Advances (receipts)	(11)	1
Investments (b)	—	61
Foreign currency translation adjustments	12	(8)
Other	5	(8)
Balance before reclassification	385	362
Reclassification of excess distributions (a)	11	12
Recognition of excess distributions (a)	(9)	(5)
Balance at December 31,	$387	$369

(a)
We received cash dividends in excess of the carrying value of one of our investments. We have no obligation to return any portion of the cash dividends received. We recorded the excess dividend amount as "Deferred income from unconsolidated affiliates" on our consolidated balance sheets and recognize these dividends as earnings are generated by the investment.

(b)	In 2016, investments included a $56 million investment in the Brown & Root Industrial Services joint venture and a $5 million investment in EPIC Piping LLC ("EPIC") joint venture.

Equity Method Investments

In February 2016, Affinity Flying Training Services Ltd. ("Affinity"), a joint venture between KBR and Elbit Systems, was awarded a service contract by a third party to procure, operate and maintain aircraft and aircraft-related assets over an 18-year contract period, in support of the U.K. Military Flying Training System ("UKMFTS") project. The contract has been determined to contain a leasing arrangement and various other services between the joint venture and the customer. KBR owns a 50% interest in Affinity. In addition, KBR owns a 50% interest in the two joint ventures, Affinity Capital Works and Affinity Flying Services, which provide procurement, operations and management support services under subcontracts with Affinity. The remaining 50% interest in these entities is held by Elbit Systems. KBR has provided its proportionate share of certain limited financial and performance guarantees in support of the partners' contractual obligations. The three project-related entities are VIEs; however, KBR is not the primary beneficiary of any of these entities.  We account for KBR's interests in each entity using the equity method of accounting within our GS business segment. The project is funded through KBR and Elbit Systems provided equity, subordinated debt and non-recourse third party commercial bank debt. During the first quarter of 2016, under the terms of the subordinated debt agreement between the partners and Affinity, we advanced our proportionate share, or $14 million, to meet initial working capital needs of the venture. We expect repayment on the advance and the associated interest over the term of the project. The amount is included in the "Equity in and advances to unconsolidated affiliates" balance on our consolidated balance sheets as of December 31, 2016 and in "(advances to) payments from unconsolidated affiliates, net" in our consolidated statement of cash flows for the twelve months ended December 31, 2016.

On September 30, 2015, we executed an agreement with Bernhard Capital Partners ("BCP"), a private equity firm, to establish the Brown & Root Industrial Services joint venture in North America. In connection with the formation of the joint venture, we contributed our Industrial Services Americas business and received cash consideration of $48 million and a 50% interest in the joint venture. As a result of the transaction, we no longer have a controlling interest in this Industrial Services business and have deconsolidated it effective September 30, 2015. The transaction resulted in a pre-tax gain of $7 million, which is included in "Gain on disposition of assets" on our consolidated statements of operations. The fair value of our retained interest in the former business was determined using both a market approach and an income approach. Cash consideration was the primary input used for the market approach.
The Brown & Root Industrial Services joint venture will continue to offer services similar or related to those offered when the business was 100% owned by KBR. Our interest in this venture is accounted for using the equity method and we have determined that the Brown & Root Industrial Services joint venture is not a VIE. Our continuing involvement in the joint venture will be through our 50% voting interest and representation on the board of managers. Consistent with our other equity investments, transactions between us and the joint venture, if any, are deemed related party transactions. In connection with this transaction, we entered into an agreement effective October 1, 2015 to provide specified transition services to the new joint venture over a limited duration. See the Related Party discussion below for details on amounts related to this agreement.
On September 30, 2015, we acquired a minority interest in a partnership that owns a pipe fabrication business operating under the name EPIC and a minority interest in its general partner. BCP holds a controlling interest in these entities. Consideration for these interests was $19 million in cash and contribution of the majority of our Canada pipe fabrication and module assembly business excluding the seven completed loss projects. We have determined that this arrangement is not a VIE and we will account for our ownership interest using the equity method. In addition, we entered into an alliance agreement with EPIC to provide certain pipe fabrication services to KBR.
Mantenimiento Marino de Mexico, S. de R.L. de C.V. ("MMM"). MMM is a joint venture formed under a partnership agreement related to services performed for PEMEX. We determined that MMM is not a VIE. The MMM joint venture was set up under Mexican maritime law in order to hold navigation permits to operate in Mexican waters. The scope of the business is to render services for maintenance, repair and restoration of offshore oil and gas platforms and provisions of quartering in the territorial waters of Mexico. KBR holds a 50% interest in the MMM joint venture. Results from MMM are included in our HS business segment.

Summarized financial information

Summarized financial information for all jointly owned operations including VIEs that are accounted for using the equity method of accounting is as follows:

Balance Sheets

	December 31,
Dollars in millions	2017	2016
Current assets	$3,107	$2,655
Noncurrent assets	3,250	3,003
Total assets	$6,357	$5,658

Current liabilities	$2,006	$1,657
Noncurrent liabilities	3,508	3,148
Total liabilities	$5,514	$4,805

Statements of Operations

	Years ended December 31,
Dollars in millions	2017	2016	2015
Revenues	$5,781	$5,877	$5,245
Operating income	$278	$365	$635
Net income	$145	$192	$476

Unconsolidated Variable Interest Entities

The following summarizes the total assets and total liabilities as reflected in our consolidated balance sheets as well as our maximum exposure to losses related to our unconsolidated VIEs in which we have a significant variable interest but are not the primary beneficiary. Generally, our maximum exposure to loss includes our equity investment in the joint venture and any amounts payable to us for services we provided to the joint venture, reduced for any unearned revenues on the projects. Our projections do not indicate any estimated losses related to these projects. If a project becomes a loss project in the future, our maximum exposure to loss could increase to the extent we are required to fund those losses through capital contributions or working capital advances resulting from our guarantees or other commitments. Where our performance and financial obligations are joint and several to the client with our joint venture partners, we may be further exposed to losses above our ownership interest in the joint venture.

	December 31, 2017
Dollars in millions	Total Assets	Total Liabilities	Maximum Exposure to Loss
Affinity project	$26	$10	$26
Aspire Defence project	$10	$125	$10
Ichthys LNG project (see Notes 7 and 18)	$145	$25	$145
U.K. Road projects	$36	$10	$36
EBIC Ammonia plant (65% interest)	$38	$1	$25

Dollars in millions	December 31, 2016
	Total Assets	Total Liabilities	Maximum Exposure to Loss
Affinity project	$12	$3	$12
Aspire Defence project	$14	$107	$14
Ichthys LNG project (see Notes 7 and 18)	$124	$33	$124
U.K. Road projects	$30	$9	$30
EBIC Ammonia plant (65% interest)	$34	$2	$22

Aspire Defence project. In April 2006, Aspire Defence, a joint venture between KBR and two other project sponsors, was awarded a privately financed project contract by the U.K. Ministry of Defence ("MoD") to upgrade and provide a range of services to the British Army’s garrisons at Aldershot and around Salisbury Plain in the U.K. In addition to a package of ongoing services to be delivered over 35 years, the project included a nine-year construction program to improve soldiers’ single living, technical and administrative accommodations, along with leisure and recreational facilities. The initial construction program was completed in 2014. Aspire Defence manages the existing properties and is responsible for design, refurbishment, construction and integration of new and modernized facilities. We indirectly own a 45% interest in Aspire Defence, the project company that is the holder of the 35-year concession contract. In addition, we own a 50% interest in each of two unincorporated joint ventures that provide the construction and the related support services under subcontract arrangements with Aspire Defence. Our financial and performance guarantees are joint and several, subject to certain limitations, with our joint venture partner in these two subcontractor joint ventures. The project is funded through equity and subordinated debt provided by the project sponsors and the issuance of publicly-held senior bonds which are nonrecourse to KBR and the other project sponsors. The project company and the two subcontractor joint ventures in which we hold an interest are VIEs; however, we are not the primary beneficiary of these entities as of December 31, 2017 and 2016. We account for our interests in each of the entities using the equity method of accounting. As of December 31, 2017, included in our GS segment, our assets and liabilities associated with our investment in this project, within our consolidated balance sheets, were $10 million and $125 million, respectively. Our maximum exposure to loss of $10 million indicated in the table above includes our equity investments in the project entities and amounts payable to us for services provided to these entities as of December 31, 2017. Our maximum exposure to construction and operating joint venture losses is limited to our proportionate share of any amounts required to fund future losses incurred by those entities under their respective contracts with the project company. Our projections do not indicate any project losses for these joint ventures.

On January 15, 2018, Carillion plc, our U.K. partner in the two unincorporated joint ventures that provide the construction and related support services as subcontractors to Aspire Defence, initiated insolvency proceedings as a result of Carillion's deteriorating financial condition. Carillion no longer performs any of the services for the project as we have stepped in to deliver both construction and support services without disruption. As a result of Carillion's insolvency and in accordance with the commercial arrangements of the project company and its lenders, Carillion was excluded from future business and benefit from its interest in the project and we have assumed operational management of the subcontracting joint ventures. We are currently negotiating with Carillion’s insolvency liquidator to acquire Carillion’s interests in these entities. An acquisition of Carillion’s interest and ultimate control of these entities are subject to further approvals by Aspire Defence, the Aspire Defence project lenders and the MoD.

We are currently evaluating our rights and obligations under the joint venture agreements and other commercial arrangements of the project company and its lenders, which could result in our consolidation of the entities that comprise the Aspire Defence joint venture that are currently accounting for under the equity method. As of December 31, 2017, total assets of the Aspire Defense project were approximately $2.1 billion primarily including cash, accounts receivable and contract intangibles associated with the 35-year concession contract and total liabilities were approximately $2.3 billion primarily due to long-term debt and other liabilities. As noted above, the project was primarily funded through the issuance of senior debt which is and would continue to be nonrecourse to KBR and the other project sponsors.

Ichthys LNG project. In January 2012, we formed a joint venture to provide EPC services to construct the Ichthys Onshore LNG Export Facility in Darwin, Australia ("Ichthys LNG project"). The project is being executed through two joint ventures, which are VIEs, in which we own a 30% equity interest. We account for our investments using the equity method of accounting.  At December 31, 2017, our assets and liabilities associated with our investment in this project recorded in our consolidated balance sheets under our HS business segment were $145 million and $25 million, respectively.  Our maximum exposure to loss of $145 million indicated in the table above includes our equity investments in the joint ventures and amounts payable to us for services provided to the entity as of December 31, 2017. If the project becomes a loss project in the future, our maximum exposure to loss could increase to the extent we are required to fund those losses through capital contributions or working capital advances resulting from our guarantees or other commitments. The joint venture has recorded significant unapproved change orders and claims with the client as well as estimated recoveries of claims against suppliers and subcontractors arising from issues related to changes to the work scope, delays and lower than planned subcontractor activity. In February 2018, we made working capital advances to the joint venture of approximately $47 million to fund our proportionate share of the ongoing project execution activities. We anticipate our total funding requirements to the joint venture to be approximately $300 million to $400 million over the next 12 months. Our maximum exposure to loss will continue to increase as additional working capital is advanced to the joint venture. See Notes 7 and 18 to our consolidated financial statements for further discussion on the significant contingencies as well as unapproved change orders and claims related to this project.

U.K. Road projects. We are involved in four privately financed projects, executed through joint ventures, to design, build, operate and maintain roadways for certain government agencies in the U.K. We have a 25% ownership interest in each of these joint ventures and account for them using the equity method of accounting. The joint ventures have obtained financing through third parties that is nonrecourse to the joint venture partners. These joint ventures are VIEs; however, we are not the primary beneficiary. At December 31, 2017, included in our GS business segment, our assets and liabilities associated with our investment in this project recorded in our consolidated balance sheets were $36 million and $10 million, respectively. Our maximum exposure to loss represents our equity investments in these ventures.

EBIC Ammonia project. We have an investment in a development corporation that has an indirect interest in the Egypt Basic Industries Corporation ("EBIC") ammonia plant project located in Egypt. We performed the EPC work for the project and completed our operations and maintenance services for the facility in the first half of 2012. We own 65% of this development corporation and consolidate it for financial reporting purposes. The development corporation owns a 25% ownership interest in a company that consolidates the ammonia plant which is considered a VIE. The development corporation accounts for its investment in the company using the equity method of accounting. The VIE is funded through debt and equity. Indebtedness of EBIC under its debt agreement is nonrecourse to us. We are not the primary beneficiary of the VIE. As of December 31, 2017, included in our HS business segment, our assets and liabilities associated with our investment in this project, within our consolidated balance sheets, were $38 million and $1 million, respectively. Our maximum exposure to loss of $25 million indicated in the table above includes our proportionate share of the equity investment and amounts payable to us for services provided to the entity as of December 31, 2017.

Related Party Transactions

We often provide engineering, construction management and other subcontractor services to our joint ventures and our revenues include amounts related to recovering overhead costs for these services. For the years ended December 31, 2017, 2016 and 2015, our revenues included $133 million, $235 million and $291 million, respectively, related to services we provided to our joint ventures, primarily those in our HS business segment. Under the terms of our TSA with Brown & Root Industrial Services joint venture, we collect cash from customers and make payments to vendors and employees on behalf of the joint venture. For the years ended December 31, 2017 and 2016, we incurred approximately $5 million and $16 million, respectively, of reimbursable costs under the TSA. Also in 2015, we entered into an alliance agreement with our EPIC joint venture to provide certain pipe fabrication services to KBR. For the years ended December 31, 2017 and 2016, EPIC performed $3 million and $25 million, respectively, of services to KBR under the agreement. Amounts included in our consolidated balance sheets related to services we provided to our unconsolidated joint ventures for the years ended December 31, 2017 and 2016 are as follows:

	December 31,
Dollars in millions	2017	2016
Accounts receivable (a)	$28	$22
Costs and estimated earnings in excess of billings on uncompleted contracts (b)	$2	$1
Billings in excess of costs and estimated earnings on uncompleted contracts (b)	$27	$41

(a)	Includes a $4 million and $11 million net receivable from the Brown & Root Industrial Services joint venture at December 31, 2017 and 2016, respectively.

(b)	Reflects CIE and BIE primarily related to joint ventures within our HS business segment as discussed above.

Consolidated Variable Interest Entities

We consolidate VIEs if we determine we are the primary beneficiary of the project entity because we control the activities that most significantly impact the economic performance of the entity. The following is a summary of the significant VIEs where we are the primary beneficiary:

Dollars in millions	December 31, 2017
	Total Assets	Total Liabilities
Gorgon LNG project	$15	$48
Escravos Gas-to-Liquids project	$8	$13
Fasttrax Limited project	$57	$47

Dollars in millions	December 31, 2016
	Total Assets	Total Liabilities
Gorgon LNG project	$28	$60
Escravos Gas-to-Liquids project	$11	$22
Fasttrax Limited project	$56	$50

Gorgon LNG project. We have a 30% ownership in an Australian joint venture which was awarded a contract in 2005 for front end engineering design and in 2009 for EPC management services to construct an LNG plant. The joint venture is considered a VIE, and, because we are the primary beneficiary, we consolidate this joint venture for financial reporting purposes. We determined that we are the primary beneficiary of this project entity because we control the activities that most significantly impact economic performance of the entity.

Escravos Gas-to-Liquids ("GTL") project. During 2005, we formed a joint venture to engineer and construct a gas monetization facility in Escravos, Nigeria, which was completed in 2014. We own a 50% equity interest in the joint venture and determined that we are the primary beneficiary; accordingly, we have consolidated the joint venture for financial reporting purposes. There are no consolidated assets that collateralize the joint venture’s obligations. However, at December 31, 2017 and 2016, the joint venture had approximately $3 million and $8 million of cash, respectively, which mainly relates to advanced billings in connection with the joint venture’s obligations under the EPC contract that is expected to be fully closed out in 2018.

Fasttrax Limited project. In December 2001, the Fasttrax joint venture ("Fasttrax") was created to provide to the U.K. MoD a fleet of 91 new heavy equipment transporters ("HETs") capable of carrying a 72-ton Challenger II tank. Fasttrax owns, operates and maintains the HET fleet and provides heavy equipment transportation services to the British Army. The purchase of the assets was completed in 2004, and the operating and service contracts related to the assets extend through 2023. Fasttrax's entity structure includes a parent entity and its 100% owned subsidiary, Fasttrax Limited. KBR and its partner each own a 50% interest in the parent entity, which is considered a VIE. We determined that we are the primary beneficiary of this project entity because we control the activities that most significantly impact economic performance of the entity. Therefore, we consolidate this VIE.

The purchase of the HETs by the joint venture was financed through two series of bonds secured by the assets of Fasttrax Limited and a bridge loan. Assets collateralizing Fasttrax’s senior bonds include cash and equivalents of $21 million and net property, plant and equipment of approximately $34 million as of December 31, 2017. See Note 14 to our consolidated financial statements for further details regarding our nonrecourse project-finance debt of this VIE consolidated by KBR, including the total amount of debt outstanding at December 31, 2017.

Acquisition of Noncontrolling Interest

During the three months ended December 31, 2017, we entered into an agreement to acquire the remaining 25% noncontrolling interest in one of our joint ventures for $8 million, including a settlement of $2 million owed to the joint venture from the outside partner. The acquisition of these shares was recorded as an equity transaction, with a $8 million reduction in our paid-in capital in excess of par.

During the three months ended March 31, 2015, we entered into an agreement to acquire the noncontrolling interest in one of our consolidated joint ventures for $40 million. We also paid the partner previously accrued expenses of $8 million. The acquisition of these shares was recorded as an equity transaction, with a $40 million reduction in our paid-in capital in excess of par. In the fourth quarter of 2015, 25% of total shares of this joint venture were issued to a new partner.